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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                -----------------------------------------------

                            Date:  January 10, 1997


                               MHM SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


           1-12238                                 52-1223048
    (Commission File No.)                (IRS Employer Identification No.)


         8000 Towers Crescent Drive, Suite 810, Vienna, Virginia  22182
               (Address of principal executive offices, Zip Code)

                                 (703) 749-4600
              (Registrant's telephone number, including area code)
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ITEM 5.    Other Information.

           On January 14, 1997, MHM Services, Inc. (the "Registrant") issued a Press Release announcing the resignation without explanation of H. Scott Miller and Michael F. Sandler from Registrant's Board of Directors effective January 10, 1997. Mr. Miller is a director of MEDIQ and Mr. Sandler is MEDIQ's Senior Vice President - Finance and Chief Financial Officer and a director of MEDIQ. Registrant was formerly a wholly-owned subsidiary of MEDIQ prior to being spun off to MEDIQ's shareholders in August 1993. Registrant believes that its decision to review with counsel the validity of Registrant's $11,500,000 promissory note to MEDIQ due in 1998 may have prompted the resignation of these two directors. Registrant anticipates replacing these directors in the near future.


ITEM 7.    Financial Statements and Exhibits.                          Page

           (c)      Exhibits

           99       Press Release of Registrant dated                   4
                    January 14, 1997

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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  January 16, 1997                   MHM SERVICES, INC.
                                           (REGISTRANT)



                                            /s/ Carolyn Zimmerman
                                           ----------------------------------
                                           (signature)
                                           Vice President - Finance
                                           and Chief Financial Officer